PAYDEN FUNDS

Payden Managed Income Fund

(Formerly Payden/Kravitz Cash Balance Plan Fund)

Supplement dated December 29, 2022 to Prospectuses and Summary Prospectuses dated February 28, 2022

(All Share Classes)

This Supplement provides new and additional information and should be read in conjunction with the Prospectuses and Summary Prospectuses dated February 28, 2022.

The Board of Trustees (“Board”) of The Payden & Rygel Investment Group (the “Group”) has approved: (i) the termination of the Investment Management Agreement between Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) and the Group, on behalf of the Payden/Kravitz Cash Balance Plan Fund (the “Fund”); (ii) an interim Investment Management Agreement (the “Interim Agreement”) between the Group, on behalf of the Fund, and Payden & Rygel (“Payden”), effective December 30, 2022; and (iii) a new Investment Management Agreement (the “New Agreement”) between the Group, on behalf of the Fund, and Payden, effective upon its approval by Fund shareholders. In connection with these approvals, the Board also approved a change in the Fund’s name to “Payden Managed Income Fund”.

Pursuant to the Interim Agreement, Payden will serve as investment adviser to the Fund until the earlier of 150 days from the termination of Payden/Kravitz or until shareholders of the Fund approve the New Agreement. The Interim Agreement has the same advisory fee as the prior Investment Management Agreement, and the terms of the Interim Agreement do not differ materially from those of the prior Investment Management Agreement, except for its duration. The Fund’s investment objectives, principal investment strategies, and portfolio managers and other personnel who service the Fund are not expected to change in connection with the Interim Agreement or the New Agreement, and Payden has agreed to maintain an expense limitation and reimbursement agreement under the same terms as the prior agreement with Payden/Kravitz. A proxy statement related to a special meeting of shareholders at which shareholders will be asked to approve the New Agreement is forthcoming. No shareholder action with respect to the New Agreement is necessary at this time. This supplement is not a proxy and is not soliciting any proxy.

The termination of Payden/Kravitz and the Interim Agreement are effective December 30, 2022, and the change in the Fund’s name is effective immediately. Accordingly, effective December 30, 2022 (unless otherwise noted), the following changes are made to the Fund’s Prospectuses and Summary Prospectuses, as applicable, with respect to all share classes:

1.	Effective immediately, the name of the Fund is changed to the Payden Managed Income Fund, and all references to the Payden/Kravitz Cash Balance Plan Fund are replaced with Payden Managed Income Fund.

2.	All references to Payden/Kravitz are replaced with references to Payden, and all information regarding Payden/Kravitz is deleted.

3.	On page 5 of the Prospectuses and Summary Prospectuses, in the “Fund Summary – Management” section, the sentences relating to the Investment Adviser are deleted and replaced with the following:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

4.	On page 13 of the Prospectuses, in the “Management of the Fund” section, the first paragraph is deleted in its entirety and replaced with the following:

Payden, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden is an investment counseling firm founded in 1983, and has approximately $149 billion of assets under management as of February 28, 2022.

5.	On the back cover of the Prospectuses, the first paragraph is deleted and replaced with the following:

INVESTMENT ADVISER

Payden & Rygel

333 South Grand Avenue

Los Angeles, California 90071

Further information may be found on the Fund’s website at:

https://www.payden.com/prospectus.aspx